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                                                                      EXHIBIT 21
                                 AMR CORPORATION

                         SUBSIDIARIES OF THE REGISTRANT
                             AS OF DECEMBER 31, 1998

Subsidiary companies of the Registrant are listed below. With respect to the companies named, all voting securities are owned directly or indirectly by the Registrant, except where otherwise indicated.

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                                                                                     STATE OR
                                                                                 SOVEREIGN POWER
NAME OF SUBSIDIARY                                                               OF INCORPORATION
------------------                                                               ----------------
Subsidiaries included in the Registrant's consolidated financial statements

Airline Management Services Holding, Inc.                                              Nevada
         Airline Management Services, Inc.                                             Delaware
         Aurora Airline Investments, Inc.                                              Delaware
American Airlines, Inc.                                                                Delaware
         Admirals Club, Inc. (Massachusetts only)                                      Massachusetts
         AEROSAN (50%)                                                                 Chile
         American Airlines Australian Tours, Inc.                                      Delaware
         American Airlines de Mexico, S.A.                                             Mexico
         American Airlines de Venezuela, S.A.                                          Venezuela
         American Airlines Deutschland Holding GmbH                                    Germany
         American Airlines Fuel Corporation                                            Delaware
         American Airlines Holding Company, Inc.                                       Delaware
         American Holidays Limited (50/50 AA/AMR)                                      United Kingdom
         American Airlines Overseas Finance, N.V.                                      Neth. Antilles
         AMR Aircraft Sales & Leasing Company                                          Delaware
         AMR Ventures III, Inc.                                                        Delaware
         Bonanza Acquisitions, Inc.                                                    Nevada
         Texas Aero Engine Services, L.L.C, dba TAESL (50/50 AA/Rolls-Royce)           Delaware
Americas Ground Services, Inc.                                                         Delaware
         Aerodespachos Colombia, S.A.                                                  Colombia
         Caribbean Dispatch Services, Ltd.                                             St. Lucia
         Dispatch Services 93, S.A.                                                    Venezuela
         DSA                                                                           Dominican Republic
         International Ground Services, S.A. de C.V.                                   Mexico
         Panama Dispatch                                                               Panama
         Peru Dispatch Company                                                         Peru
AMR/American Airlines Foundation                                                       Texas
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                                                                                     STATE OR
                                                                                 SOVEREIGN POWER
NAME OF SUBSIDIARY                                                               OF INCORPORATION
------------------                                                               ----------------
AMR Eagle Holding Corporation                                                          Delaware
         AMR Commuter Finance, Inc.                                                    Delaware
         AMR Eagle, Inc.                                                               Delaware
         American Eagle Airlines, Inc.                                                 Delaware
         AMR Eagle Maintenance Services Group, Inc.                                    Delaware
         AMR Eagle Regional Aircraft Maintenance Center, Inc.                          Delaware
         AMR Leasing Corporation.                                                      Delaware
         Aero Perlas (20%)                                                             Panama
         Eagle Aviation Leasing, Inc.                                                  Delaware
         Eagle Aviation Services, Inc.                                                 Delaware
         Executive Airlines, Inc.                                                      Delaware
         Wings West Aviation Services, Inc.                                            Delaware
AMR Financial Services, Inc.                                                           Delaware
AMR Foreign Sales Corporation, Ltd.                                                    Bermuda
AMR Holding Company, Inc.                                                              Delaware
AMR Investment Services, Inc.                                                          Delaware
AMR Services Holding Corporation                                                       Delaware
         AMR Services Corporation                                                      Delaware
                  AMR Airline Services Fueling (Hong Kong) Limited (99%)               Hong Kong
                  AMR Combs, Inc.                                                      Delaware
                           Aircraft Deicing Services, Inc.                             Delaware
                           Aircraft Deicing Services Funding, Inc.                     Delaware
                           AMR Combs-Birmingham, Inc.                                  Alabama
                           Aviation Training Institute LLC (50%)                       Delaware
                  AMR Polskie Uslugi Lotniskowe                                        Poland
                  AMR Services & Logistics of Mexico, S.A. de C.V. (99%)               Mexico
                  AMR Services UK Ltd.                                                 United Kingdom
                  AMR Services (Deutschland) GmbH                                      Germany
                  AMR Services Security Service Corporation                            Delaware
                  AMRS Finance Company                                                 Delaware
                  AMRS France Holding, S.A.                                            France
                           Societe de Fret et de Services                              France
                           SHS Sociedad de Handling Servicios, S.A.                    Spain
                  Miami International Airport Cargo Facilities & Services, Inc.        Florida
         AMR Global Services Corporation                                               Delaware
         AMR Training Group, Inc.                                                      Delaware
         TeleService Resources, Inc.                                                   Delaware
                  TSR Government Services, Inc.                                        Delaware
Avion Assurance Ltd.                                                                   Bermuda
Cargo Services, Inc.                                                                   Delaware
SC Investment, Inc.                                                                    Delaware
The C.R. Smith Aviation Museum Foundation                                              Delaware
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                                                                                     STATE OR
                                                                                 SOVEREIGN POWER
NAME OF SUBSIDIARY                                                               OF INCORPORATION
------------------                                                               ----------------
The Sabre Group Holdings, Inc. (82.4% economic interest)                                 Delaware
         The Sabre Group, Inc.                                                           Delaware
                  Axess International Network, Inc. (25%)                                Japan
                  ENCOMPASS Holding, Inc.                                                Delaware
                  Prize Ltd. (50%)                                                       Latvia
                  Sabre Decision Technologies International, Inc.                        Delaware
                           Sabre Decision Technologies (Australia) Pty Ltd.              Australia
                           Sabre Group International Limited, formerly
                              INHOCO 858 Limited                                         United Kingdom
                  Sabre Decision Technologies Licensing, Inc.                            Delaware
                  Sabre Enterprises, Inc.                                                Delaware
                  Sabre International, Inc.                                              Delaware
                           Sabre CIS Holdings, Inc.                                      Delaware
                           Sabre Belgium (99%)                                           Belgium
                           Sabre Computer-Reservierungssystem GmbH                       Austria
                           Sabre Danmark ApS                                             Denmark
                           Sabre Deutschland Marketing GmbH                              Germany
                           Sabre Deutschland Services GmbH                               Germany
                           Sabre Espana Marketing, S.A. (99%)                            Spain
                           Sabre Europe Management Services Ltd. (99%)                   United Kingdom
                           Sabre France Sarl                                             France
                           Sabre Hellas SA                                               Greece
                           Sabre Ireland Limited                                         Ireland
                           Sabre Italia S.r.l. (99%)                                     Italy
                           Sabre Marketing Nederland BV                                  The Netherlands
                           Sabre Norge AS                                                Norway
                           Sabre Portugal Servicos LDA (99%)                             Portugal
                           Sabre Servicios Colombia LTDA (99%)                           Colombia
                           Sabre Suomi Oy                                                Finland
                           Sabre Sverige AB                                              Sweden
                           Sabre UK Marketing Ltd. (99%)                                 United Kingdom
                           STIN Luxembourg S.A. (99%)                                    Luxembourg
                  Sabre International Holdings, Inc.                                     Delaware
                  Sabre Limited                                                          New Zealand
                  Sabre Soluciones de Viaje S. de R.L. de C.V. (99%)                     Mexico
                           Sabre Information S.A. de C.V. (99%)                          Mexico
                  Sabre Technology Enterprises, Ltd.                                     Cayman Islands
                           Sabre Technology Enterprises II, Ltd.                         Cayman Islands
                           The Sabre Group International (Bahrain) W.L.L.                Bahrain
                  Sabre Technology Holland, B.V.                                         The Netherlands
                  SST Finance, Inc.                                                      Delaware
                  SST Holding, Inc.                                                      Delaware
                           Sabre Sociedad Technologica S.A. de C.V. (51%)                Mexico
                                    Sabre Services Administration                        Mexico
                  The Sabre Group Sales (Barbados) Ltd.                                  Barbados
                  Ticketnet Corporation                                                  Canada
                           148548 Canada, Inc.                                           Canada
                  TSGL, Inc.                                                             Delaware
                           TSGL Holding, Inc.                                            Delaware
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